                                                                   Exhibit 10(U)

[Contract to be entered into between the WSCC and each FERC-jurisdictional Transmission Operator within the WSCC to implement the RMS]


                    RELIABILITY MANAGEMENT SYSTEM AGREEMENT

                                by and between

                     WESTERN SYSTEMS COORDINATING COUNCIL

                                      and

                        _______________________________


                  THIS RELIABILITY MANAGEMENT SYSTEM AGREEMENT
(the "Agreement") is entered into this ____ day of _____________, 1999, by and between the Western Systems Coordinating Council, Inc. (the "WSCC"), and _______________________________________ (the "Transmission Operator"). The
Transmission Operator enters into this Agreement (i) in its capacity as an operator of a Control Area and/or as an operator of transmission facilities and
(ii) with respect to any generation which it Controls (as defined below).

                  WHEREAS, there is a need to maintain the reliability of the interconnected electric systems encompassed by the WSCC in a restructured and competitive electric utility industry;

                  WHEREAS, with the transition of the electric industry to a more competitive structure, it is desirable to have a uniform set of electric system operating rules within the Western Interconnection, applicable in a fair, comparable and non-discriminatory manner, with which all market participants comply; and

                  WHEREAS, the members of the WSCC, including the Transmission Operator, have determined that a contractual Reliability Management System based upon a set of mutual agreements between the WSCC and its Members provides a reasonable, currently available means of maintaining such reliability.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, the agreements between other transmission operators and the WSCC, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the WSCC and the Transmission Operator agree as follows:

                  1.PURPOSE OF AGREEMENT

The purpose of this Agreement is to maintain the reliable operation of the Western Interconnection through the Transmission Operator's commitment to comply with certain reliability standards and, to the extent provided in this Agreement, to cause Generators to enter into commitments to comply with those standards.

                  2.DEFINITIONS

In addition to terms defined in the beginning of this Agreement and in the Recitals and Appendices hereto, for purposes of this Agreement the following terms shall have the meanings set forth beside them below.

         Control or Controlled, when used in this Agreement to refer to generation facilities, means that a person has the right (whether through ownership, by contract, or otherwise) to cause the generation facilities to comply with the criteria applicable to generators contained in Annex A of the WSCC Reliability Criteria Agreement (other than as a result of entering into new or amended interconnection agreements in accordance with Section 5 of this Agreement); provided however, that a person shall not be deemed to Control a third party's generation facilities solely on the basis of providing control area services to the third party.

         Control Area means an electric system or systems, bounded by interconnection metering and telemetry, capable of controlling generation to maintain its interchange schedule with other Control Areas and contributing to frequency regulation of the Western Interconnection.

         FERC means the Federal Energy Regulatory Commission or a successor agency.

         Generator means any entity (i) that Controls generating facilities interconnected with the transmission system of a Participating Transmission Operator or located within the Control Area of a Participating Transmission Operator, and (ii) that is a party to an interconnection agreement or is responsible for obtaining an interconnection agreement with a Participating Transmission Operator.

         Member means any party to the WSCC Agreement.

         NERC means the North American Electric Reliability Council or any successor entity.

         Other RMS Agreement means an agreement between the WSCC and an operator (other than the Transmission Operator) of a Control Area or transmission facilities requiring such operator to comply with the reliability criteria contained in the WSCC Reliability Criteria Agreement. Participating Transmission Operator means the Transmission Operator and any other transmission operator that has entered into an Other RMS Agreement.

         Party means either the WSCC or the Transmission Operator and Parties means both of the WSCC and the Transmission Operator.

         Reliability Management System or RMS means the contractual reliability management program implemented through this Agreement and through each of the Other RMS Agreements.

         Western Interconnection means the area comprising those states and provinces, or portions thereof, in Western Canada, Northern Mexico and the Western United States in which Members of the WSCC operate synchronously connected transmission systems.

         Working Day means Monday through Friday except for recognized legal holidays in the state or province in which any notice is received pursuant to Section 10.

         WSCC means the Western Systems Coordinating Council or a successor entity.

         WSCC Agreement means the Western Systems Coordinating Council Agreement dated March 20, 1967, as such may be amended from time to time.

         WSCC Reliability Criteria Agreement means the Western Systems Coordinating Council Reliability Criteria Agreement dated ___________, 1999 among the WSCC and certain of its member transmission operators, as such may be amended from time to time.

         WSCC Staff means those employees of the WSCC, including personnel hired by the WSCC on a contract basis, designated as responsible for the administration of the RMS.

         WSCC Table 2 means the table maintained by the WSCC identifying those transfer paths monitored by the WSCC security coordinators. As of the date set out therein, the transmission paths identified in Table 2 are as listed in Attachment 1 of the WSCC Reliability Criteria Agreement.

                  3.  TERM AND TERMINATION

 3.1     Term. This Agreement shall become effective on the later of:

         (a) thirty (30) days after the date of issuance of a final FERC order accepting this Agreement for filing without requiring any changes to this Agreement unacceptable to either Party; or

         (b) thirty (30) days after the date of issuance of a final FERC order accepting the WSCC Reliability Criteria Agreement for filing without requiring any changes to the WSCC Reliability Criteria Agreement unacceptable to either Party.

         Changes required by FERC to this Agreement or to the WSCC Reliability Criteria Agreement shall be deemed unacceptable to a Party only if that Party provides notice to the other Party, within fifteen (15) days of issuance of the applicable FERC order, that such order is unacceptable, provided that if any other party to an Other RMS Agreement or the WSCC
         -------- ----
         Reliability Criteria Agreement gives notice within the fifteen (15) day period to the WSCC that FERC-ordered changes to its Other RMS Agreement or to the WSCC Reliability Criteria Agreement are unacceptable, the WSCC shall promptly notify the Transmission Operator of such notice and in such case the Transmission Operator shall have until twenty-five
         (25) days after issuance of the applicable FERC order to give notice that such order is unacceptable.

 3.2     Termination by the Transmission Operator.

         (a)  The Transmission Operator may terminate this Agreement:

              (i) in the case of any amendment to the WSCC Reliability Criteria Agreement which would cause the Transmission Operator to comply with revised or new reliability criteria which would adversely affect the Transmission Operator, on fifteen (15) days' written notice to the WSCC, provided that
                                                                   -------- ----
                    the notice of
                  termination is given within forty-five (45) days of the date of issuance of a FERC order accepting such amendment for filing, provided further that the forty-five (45) day period
                          ----------------
                  within which notice of termination is required may be extended by the Transmission Operator for an additional forty-five (45) days if the Transmission Operator gives written notice to WSCC of such requested extension within the initial forty-five (45) day period; or

           (ii) on thirty (30) days' written notice to the WSCC at such time that the Transmission Operator no longer operates a Control Area within the Western Interconnection or a transmission path in the WSCC Table 2; or

           (iii) on thirty (30) days' written notice to the WSCC if a transmission path operated by the Transmission Operator is added to WSCC Table 2 without the Transmission Operator's consent subsequent to the date of this Agreement, provided that such notice is given by the Transmission Operator to the WSCC within forty-five (45) days of notice to the Transmission Operator by the WSCC of the addition of such path to WSCC Table 2; or

           (iv)   for any reason on one year's written notice to the WSCC.

     (b) For purposes of Section 3.2(a)(i), any change in the rating of a transmission path included in WSCC Table 2 shall not constitute an amendment to the WSCC Reliability Criteria Agreement or new or revise criteria.

3.3 Termination by the WSCC. The WSCC may terminate this Agreement for any reason on one year's written notice to the Transmission Operator.

3.4 Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual agreement of the Parties.

3.5 Termination of the WSCC Reliability Criteria Agreement. This Agreement shall terminate upon termination of the WSCC Reliability Criteria Agreement.

3.6 Notice to FERC. A terminating Party shall notify FERC if this Agreement is to terminate pursuant to this Section 3. Such termination shall be effective in accordance with the terms of this Agreement without further action by FERC.

3.7 Suspension. This Agreement and the obligations hereunder shall be suspended at any time that the WSCC Reliability Criteria Agreement is suspended; provided, however, that any such suspension shall be effective only for such period as the WSCC Reliability Criteria Agreement is suspended, and any such suspension shall terminate, and this Agreement and the obligations hereunder shall become effective, immediately upon notice to the Transmission Operator by the WSCC of the termination of suspension of such agreement.

                   4.  COMPLIANCE WITH AND AMENDMENT OF WSCC
                             RELIABILITY CRITERIA

4.1 Compliance with Reliability Criteria. The Transmission Operator agrees to comply with the requirements of the WSCC Reliability Criteria Agreement including the applicable WSCC reliability criteria contained in Section III and Section IV to Annex A thereof, and, in the event of failure to comply, agrees to be subject to the sanctions applicable to such failure. The Transmission Operator shall comply with such reliability criteria: (i) in its capacity as an operator of a Control Area and/or as an operator of transmission facilities; and (ii) with respect to generation which it Controls.

4.2 Amendment of WSCC Reliability Criteria Agreement. All amendments to the WSCC Reliability Criteria Agreement shall be pursuant to Section 13 of the WSCC Reliability Criteria Agreement. Until this Agreement is terminated pursuant to Section 3, the Transmission Operator shall be subject to the WSCC Reliability Criteria Agreement, as modified pursuant to Section 13 of the WSCC Reliability Criteria Agreement, regardless of Transmission Operator's support for or challenge to any such modification.

                   5.  INTERCONNECTION AGREEMENTS

5.1 New Interconnection Agreements. The Transmission Operator agrees, except where precluded by law, to include in any new interconnection agreement that is executed by the Transmission Operator after the effective date of this Agreement with a Generator that Controls generating facilities located within the Transmission Operator's Control Area or interconnected directly with the Transmission Operator's transmission system provisions in the form of Appendix A or such other form as may be convenient provided that, except as permitted in
Section 5.7, such form binds the Generator to all of the obligations and agreements set out in Section 2 of Appendix A.

5.2  Existing Interconnection Agreements.

     (a) With respect to a Generator that has an interconnection agreement with the Transmission Operator that is in effect prior to the effective date of this Agreement, the Transmission Operator agrees, to the extent permitted under its existing interconnection agreement or where it otherwise has the legal right to do so, to enter into either: (i) an amendment to such existing interconnection agreement in the form set forth in Appendix A to this Agreement; (ii) a separate agreement with such Generator in the form set forth in Appendix B to this Agreement or (iii) such other amendment or agreement as may be convenient provided that such amendment or agreement, except as permitted in Section 5.7, binds the Generator to all of the obligations and agreements set out in Section 2 of Appendix A or in Sections 3, 4, 5 and 6 of Appendix B. If the Transmission Operator is unable to reach a negotiated agreement with the Generator pursuant to this subsection and if such interconnection agreement permits the Transmission Operator to file unilaterally an amendment to such agreement pursuant to the just and reasonable standard of Section 205 of the Federal Power Act, the Transmission Operator shall file with FERC an amendment to such agreement, except as permitted in Section 5.7, in the form of Appendix A to this Agreement (or such other amendment as may be convenient provided that such amendment, except as permitted in Section 5.7, binds the Generator to all of the obligations and agreements set out in Section 2 of Appendix A or in Sections 3, 4, 5 and 6 of Appendix B).

     (b) With respect to a Generator for which the Transmission Operator does not have contractual or legal authority to file unilaterally with FERC such an amendment or separate agreement, the Transmission Operator agrees to undertake a good faith effort to enter into an amendment or separate agreement in the respective forms set forth in Appendix A or B to this Agreement or such other form as may be convenient provided that such form, except as permitted in Section 5.7, binds the Generator to all of the obligations and agreements set out in Section 2 of Appendix A or in Sections 3, 4, 5 and 6 of Appendix B. Good faith may be demonstrated by a written request to the Generator and documentation of the Generator's response.

5.3 Generators Without Interconnection Agreements. With respect to a generator that Controls generating facilities located within the Transmission Operator's Control Area that: (i) does not have an interconnection agreement with the Transmission Operator (e.g., a generator having
                                               ---
     facilities directly connected to another transmission owner within the Transmission Operator's Control Area); and (ii) is not otherwise obligated to comply with the WSCC

     Reliability Criteria Agreement, the Transmission Operator (if an operator of a Control Area) agrees to undertake a good faith effort to negotiate and execute a separate agreement with such generator in the form set forth in Appendix B to this Agreement or such other form as may be convenient provided that such form, except as permitted in Section 5.7, binds the generator to all of the obligations and agreements set out in Sections 3, 4, 5 and 6 of Appendix B. Good faith may be demonstrated by a written request to the generator and documentation of the generator's response.

5.4 Sale of Controlled Generation. In any sale or transfer of generation which it Controls, the Transmission Operator shall require the acquiring party to enter into an agreement requiring such transferee to comply with the requirements of the WSCC Reliability Criteria Agreement as a Generator with respect to the transferred generation. Such agreement shall be in the form set forth in Appendix B to this Agreement or such other form as may be convenient provided that such form, except as permitted by Section 5.7, binds the transferee to all of the obligations and agreements set out in Sections 3, 4, 5 and 6 of Appendix B.

5.5 Transfer of Control or Sale of Transmission Facilities. In any sale or transfer of control of any transmission facilities subject to this Agreement, the Transmission Operator shall as a condition of such sale or transfer require the acquiring party or transferee to either assume the obligations of the Transmission Operator pursuant to this Agreement or to enter into an Other RMS Agreement with respect to the transferred facilities.

5.6 Single Agreement. A Generator at its option may enter into a single agreement with any Participating Transmission Operator binding the Generator to comply with the requirements of the RMS with respect to all generation the Generator Controls within the Western Interconnection. Such agreement shall be in the form of Appendix B or such other form as may be convenient provided that such form binds the Generator to all of the obligations and agreements set out in Sections 3, 4, 5 and 6 of Appendix B. Written notice by the Generator to the Transmission Operator that the Generator has entered into and is bound by such agreement to comply with the requirements of the RMS shall suffice to discharge the Transmission Operator and the Generator from any obligation to enter into any separate agreement or amendment to any existing interconnection agreement pursuant to this Section 5.

5.7 Other Agreements. Nothing in this Agreement shall be construed as prohibiting a Transmission Operator from imposing in any interconnection agreement, including the agreements provided for in this Section 5, such other reliability conditions which the Transmission Operator deems appropriate including the requirement that the Generator comply with any future reliability criteria adopted as part of the WSCC Reliability Criteria Agreement.

               6.   SANCTIONS

6.1 Payment of Monetary Sanctions. The Transmission Operator shall be responsible for payment to the WSCC of any monetary sanction assessed against the Transmission Operator pursuant to this Agreement and the WSCC Reliability Criteria Agreement. Any such payment shall be made pursuant to the procedures specified in the WSCC Reliability Criteria Agreement.

6.2 Responsibility for Sanctions. Sanctions shall be assessed against the Transmission Operator only for non-compliance by the Transmission Operator with the reliability criteria contained in the WSCC Reliability Criteria Agreement. The Transmission Operator will have the right to challenge such assessment as specified in the WSCC Reliability Criteria Agreement. Sanctions for non-compliance with the reliability criteria by a Generator with whom the Transmission Operator has entered into an agreement pursuant to Section 5 shall be assessed by the WSCC directly against the Generator, and the Transmission Operator shall have no liability with respect to such sanctions.

6.3 Publication. The Transmission Operator consents to the release by the WSCC of information related to the Transmission Operator's compliance with this Agreement only in accordance with the WSCC Reliability Criteria Agreement.

               7.   THIRD PARTIES

This Agreement creates contractual rights and obligations solely between the Parties. Nothing in this Agreement shall create between the Parties: (1) any obligation or liability whatsoever (other than as expressly provided in this Agreement), or (2) any duty or standard of care whatsoever. In addition, nothing in this Agreement shall create any duty, liability, or standard of care whatsoever as to any third party. No third party shall have any rights whatsoever with respect to enforcement of any provision of this Agreement.

               8.   REMEDIES.

Each Party shall be entitled to seek specific performance of this Agreement including the payment of sanctions determined in accordance with this Agreement and the Reliability Criteria Agreement. Specific performance shall be the sole remedy available to either Party pursuant to this Agreement and the WSCC Reliability Criteria Agreement unless the WSCC Reliability Criteria Agreement specifically provides otherwise. In particular, neither Party shall be liable pursuant to this Agreement to the other Party for damages of any kind whatsoever (other than the payment of sanctions, if so construed) whether direct, compensatory, special, indirect, consequential, or punitive. No order for specific performance of this Agreement shall (i) require a Transmission Operator to construct or dedicate facilities for the benefit of any other person, or (ii) impair the ability of a Transmission Operator to take such action as it deems necessary to maintain reliable service to its customers or to fulfill its obligations to others.

               9.   REGULATORY APPROVALS

This Agreement shall be filed with FERC by the Transmission Operator under
Section 205 of the Federal Power Act. In such filing, the Transmission Operator shall request that FERC accept this Agreement for filing without modification to become effective as of the date provided for in Section 3.1 of this Agreement.

               10.  NOTICES

Any notice, demand or request required or authorized by this Agreement to be given in writing to a Party shall be delivered by hand, courier or overnight delivery service, mailed by certified mail (return receipt requested) postage prepaid, faxed, or delivered by mutually agreed electronic means to such Party at the following address:

         WSCC:             Executive Director
                           Western Systems Coordinating Council
                           University of Utah Research Park
                           540 Arapeen Drive, Suite 203
                           Salt Lake City, Utah 84108-1288

                           Fax: 801-582-3918

         _______:          _____________________________
                           _____________________________
                           _____________________________

                           Fax: _____________

The designation of such person and/or address may be changed at any time by either Party upon receipt by the other of written notice. Such a notice served by mail shall be effective upon receipt. Notice transmitted by facsimile shall be effective upon receipt if received prior to 5:00 p.m. on a Working Day, and if not received prior to 5:00 p.m. on a Working Day, receipt shall be effective on the next Working Day.

               11.  APPLICABILITY

This Agreement (including all appendices hereto and, by reference, the WSCC Reliability Criteria Agreement) constitutes the entire understanding between the Parties hereto with respect to the subject matter hereof, supersedes any and all previous understandings between the Parties with respect to the subject matter hereof, and binds and inures to the benefit of the Parties and their successors.

               12.  AMENDMENT

No amendment of all or any part of this Agreement shall be valid unless it is reduced to writing and signed by both Parties hereto. The terms and conditions herein specified shall remain in effect throughout the term and shall not be subject to change through application to FERC or other governmental body or authority, absent the agreement of the Parties.

               13.  INTERPRETATION

Article and section headings are for convenience only and shall not affect the interpretation of this Agreement. References to articles, sections and appendices are, unless the context otherwise requires, references to articles, sections and appendices of this Agreement.

               14.  ASSIGNMENT

This Agreement may not be assigned by either Party, except that the Transmission Operator, upon notice to the WSCC and subject to any necessary FERC approval, may assign: (i) this Agreement to any entity acquiring all or substantially all of the Transmission Operator's transmission assets (including an acquisition by merger or consolidation and whether to an affiliate or an unaffiliated party);
(ii) the obligations of the Transmission Operator pursuant to this Agreement to a transferee with respect to any obligations assumed by the transferee by virtue of Section 5.5 of this Agreement; or (iii) to an independent system operator those obligations of the Transmission Operator pursuant to this Agreement which are assumed by the independent system operator.

               15.  COUNTERPARTS

This Agreement may be executed in counterparts and each shall have the same force and effect as an original.

          IN WITNESS WHEREOF, the WSCC and the Transmission Operator have each caused this Reliability Management System Agreement to be executed by their respective duly authorized officers as of the date first above written.

                      WESTERN SYSTEMS COORDINATING COUNCIL

                                       By: _________________________________
                                           Name:
                                           Title:



                      ______________________________________________________



                                       By: _________________________________
                                           Name:
                                           Title:

                                  APPENDIX A

               EXISTING INTERCONNECTION AGREEMENT AMENDMENT AND
                 LANGUAGE FOR INCLUSION IN NEW INTERCONNECTION
                                  AGREEMENTS

 1.      Definitions:

Add the following definitions to Section __:

         _.__  Member: Any party to the WSCC Agreement.

         _.__ Reliability Management System or RMS: The contractual reliability management program implemented through the WSCC Reliability Criteria Agreement, Section 2 of this Agreement, and any similar contractual arrangement.

         _.__ Western Interconnection: The area comprising those states and provinces, or portions thereof, in Western Canada, Northern Mexico and the Western United States in which Members of the WSCC operate synchronously connected transmission systems.

         _.__ WSCC: The Western Systems Coordinating Council or any successor entity.

         _.__ WSCC Agreement: The Western Systems Coordinating Council Agreement dated March 20, 1967, as such may be amended from time to time.

         _.__ WSCC Reliability Criteria Agreement: The Western Systems Coordinating Council Reliability Criteria Agreement dated ___________, 1999 among the WSCC and certain of its member transmission operators, as such may be amended from time to time.

         _.__ WSCC Staff: Those employees of the WSCC, including personnel hired by the WSCC on a contract basis, designated as responsible for the administration of the RMS.

 2.      Add new Section [2] to agreement:

2       Reliability Management System

        2.1 Purpose: In order to maintain the reliable operation of the transmission grid, the WSCC Reliability Criteria Agreement sets forth reliability criteria adopted by the WSCC to which [Generator] and [Transmission Operator] shall be required to comply.

        2.2 Compliance: [Generator] shall comply with the requirements of the WSCC Reliability Criteria Agreement, including the applicable WSCC reliability criteria set forth in Section IV of Annex A thereof, and, in the event of failure to comply, agrees to be subject to the sanctions applicable to such failure. Such sanctions shall be assessed pursuant to the procedures contained in the WSCC Reliability Criteria Agreement. Each and all of the provisions of the WSCC Reliability Criteria Agreement are hereby incorporated by reference into this Section 2 as though set forth fully herein, and [Generator] shall for all purposes be considered a Participant, and shall be entitled to all of the rights and privileges and be subject to all of the obligations of a Participant, under and in connection with the WSCC Reliability Criteria Agreement, including but not limited to the rights, privileges and obligations set forth in Sections 5, 6 and 10 of the WSCC Reliability Criteria Agreement.

        2.3 Payment of Sanctions: [Generator] shall be responsible for payment of any monetary sanction assessed against [Generator] by WSCC pursuant to the WSCC Reliability Criteria Agreement. Any such payment shall be made pursuant to the procedures specified in the WSCC Reliability Criteria Agreement.

        2.4 Transfer of Control or Sale of Generation Facilities. In any sale or transfer of control of any generation facilities subject to this Agreement, [Generator] shall as a condition of such sale or transfer require the acquiring party or transferee with respect to the transferred facilities either to assume the obligations of the [Generator] with respect to this Agreement or to enter into an agreement with the Transmission Operator imposing on the acquiring party or transferee the same obligations applicable to [Generator] pursuant to this
Section 2.

        2.5 Publication: The [Generator] consents to the release by the WSCC of information related to the [Generator]'s compliance with this Agreement only in accordance with the WSCC Reliability Criteria Agreement..

        2.6 Third Parties. Except for the rights and obligations between the WSCC and [Generator] specified in this Section 2, this Agreement creates contractual rights and obligations solely between the Parties. Nothing in this Agreement shall create, as between the Parties or with respect to the WSCC: (1) any obligation or liability whatsoever (other than as expressly provided in this Agreement), or (2) any duty or standard of care whatsoever. In addition, nothing in this Agreement shall create any duty, liability, or standard of care whatsoever as to any other party. Except for the rights, as a third-party beneficiary under this
Section 2, of the WSCC against [Generator], no third party shall have any rights whatsoever with respect to enforcement of any provision of this Agreement. [Transmission Operator] and [Generator] expressly intend that the WSCC is a third-party beneficiary to this Section 2, and the WSCC shall have the right to seek to enforce against [Generator] any provision of this Section 2, provided
                                                                     --------
that specific performance shall be the sole remedy available to the WSCC
----
pursuant to Section 2 of this Agreement, and [Generator] shall not be liable to the WSCC pursuant to this Agreement for damages of any kind whatsoever (other than the payment of sanctions to the WSCC, if so construed), whether direct, compensatory, special, indirect, consequential, or punitive.

         2.7 Reserved Rights. Nothing in the RMS or the WSCC Reliability Criteria Agreement shall affect the right of the Transmission Operator, subject to any necessary regulatory approval, to take such other measures to maintain reliability, including disconnection, which the Transmission Operator may otherwise be entitled to take.

         2.8 Severability. If one or more provisions of this Section 2 shall be invalid, illegal or unenforceable in any respect, it shall be given effect to the extent permitted by applicable law, and such invalidity, illegality or unenforceability shall not affect the validity of the other provisions of this Agreement.

         2.9 Termination. The [Generator] may terminate its obligations pursuant to this Section 2:

              (a) if after the effective date of this Section 2, the requirements of the WSCC Reliability Criteria Agreement applicable to [Generator] are amended so as to adversely affect the [Generator], provided that
                                                                   -------------
[Generator] gives fifteen (15) days' notice of such termination to the Transmission Operator and the WSCC within forty-five (45) days of the date of issuance of a FERC order accepting such amendment for filing, provided further that the forty-five (45) day period within which notice of termination is required may be extended by the [Generator] for an additional forty-five (45) days if the [Generator] gives written notice to the Transmission Operator of such requested extension within the initial forty-five (45) day period; or

              (b) for any reason on one year's written notice to the Transmission Operator and the WSCC.

        2.10 Mutual Agreement. This Section 2 may be terminated at any time by mutual agreement of the Transmission Operator and [Generator].

                                  APPENDIX B

                     MODEL STAND-ALONE GENERATOR AGREEMENT

[Contract to be entered into between the Transmission Operator and a Generator]


                    RELIABILITY MANAGEMENT SYSTEM AGREEMENT


                                by and between


                            [TRANSMISSION OPERATOR]


                                      and


                                  [GENERATOR]


                  THIS RELIABILITY MANAGEMENT SYSTEM AGREEMENT
(the "Agreement"), is entered into this ____ day of _____________, 1999, by and between ________________________ (the "Transmission Operator") and ________________________ (the "Generator").

                  WHEREAS, there is a need to maintain the reliability of the interconnected electric systems encompassed by the WSCC in a restructured and competitive electric utility industry;

                  WHEREAS, with the transition of the electric industry to a more competitive structure, it is desirable to have a uniform set of electric system operating rules within the Western Interconnection, applicable in a fair, comparable and non-discriminatory manner, with which all market participants comply; and

                  WHEREAS, the members of the WSCC, including the Transmission Operator, have determined that a contractual Reliability Management System provides a reasonable, currently available means of maintaining such reliability.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Transmission Operator and the Generator agree as follows:

                  1.  PURPOSE OF AGREEMENT

The purpose of this Agreement is to maintain the reliable operation of the Western Interconnection through the Generator's commitment to comply with certain reliability standards.

                  2.  DEFINITIONS

In addition to terms defined in the beginning of this Agreement and in the Recitals hereto, for purposes of this Agreement the following terms shall have the meanings set forth beside them below.

         Control Area means an electric system or systems, bounded by interconnection metering and telemetry, capable of controlling generation to maintain its interchange schedule with other Control Areas and contributing to frequency regulation of the Western Interconnection.

         FERC means the Federal Energy Regulatory Commission or a successor agency.

         Member means any party to the WSCC Agreement.

         Party means either the Generator or the Transmission Operator and Parties means both of the Generator and the Transmission Operator.

         Reliability Management System or RMS means the contractual reliability management program implemented through the WSCC Reliability Criteria Agreement, the WSCC RMS Agreement, this Agreement, and any similar contractual arrangement.

         Western Interconnection means the area comprising those states and provinces, or portions thereof, in Western Canada, Northern Mexico and the Western United States in which Members of the WSCC operate synchronously connected transmission systems.

         Working Day means Monday through Friday except for recognized legal holidays in the state in which any notice is received pursuant to
         Section 8.

         WSCC means the Western Systems Coordinating Council or a successor entity.

         WSCC Agreement means the Western Systems Coordinating Council Agreement dated March 20, 1967, as such may be amended from time to time.

         WSCC Reliability Criteria Agreement means the Western Systems

         Coordinating Council Reliability Criteria Agreement dated ___________, 1999 among the WSCC and certain of its member transmission operators, as such may be amended from time to time.

         WSCC RMS Agreement means an agreement between the WSCC and the Transmission Operator requiring the Transmission Operator to comply with the reliability criteria contained in the WSCC Reliability Criteria Agreement.

         WSCC Staff means those employees of the WSCC, including personnel hired by the WSCC on a contract basis, designated as responsible for the administration of the RMS.

                  3.  TERM AND TERMINATION

     3.1 Term. This Agreement shall become effective [thirty (30) days after the date of issuance of a final FERC order accepting this Agreement for filing without requiring any changes to this Agreement unacceptable to either Party. Required changes to this Agreement shall be deemed unacceptable to a Party only if that Party provides notice to the other Party within fifteen (15) days of issuance of the applicable FERC order that such order is unacceptable]. [Note: if the interconnection agreement is not FERC jurisdictional, replace bracketed language with:
         [on the later of: (a) the date of execution; or (b) the effective date of the WSCC RMS Agreement.]]

     3.2 Notice of Termination of WSCC RMS Agreement. The Transmission Operator shall give the Generator notice of any notice of termination of the WSCC RMS Agreement by the WSCC or by the Transmission Operator within fifteen (15) days of receipt by the WSCC or the Transmission Operator of such notice of termination.

     3.3 Termination by the Generator. The Generator may terminate this Agreement as follows:

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

         (a) following the termination of the WSCC RMS Agreement for any reason by the WSCC or by the Transmission Operator, provided such notice is provided within forty-five (45) days of the termination of the WSCC
               RMS Agreement;

         (b) following the effective date of an amendment to the requirements of the WSCC Reliability Criteria Agreement that adversely affects the Generator, provided notice of such termination is given within forty-five (45) days of the date of issuance of a FERC order accepting such amendment for filing, provided further that the forty-five (45) day period within which notice of termination is required may be extended by the Generator for an additional forty-five (45) days if the Generator gives written notice to the Transmission Operator of such requested extension within the initial forty-five (45) day period; or

         (c) for any reason on one year's written notice to the Transmission Operator and the WSCC.

3.4 Termination by the Transmission Operator. The Transmission Operator may terminate this Agreement on thirty (30) days' written notice following the termination of the WSCC RMS Agreement for any reason by the WSCC or by the Transmission Operator, provided such notice is provided within thirty (30) days of the termination of the WSCC RMS Agreement.

3.5 Mutual Agreement. This Agreement may be terminated at any time by the mutual agreement of the Transmission Operator and the Generator.


                      4. COMPLIANCE WITH AND AMENDMENT OF
                           WSCC RELIABILITY CRITERIA

4.1 Compliance with Reliability Criteria. The Generator agrees to comply with the requirements of the WSCC Reliability Criteria Agreement, including the applicable WSCC reliability criteria contained in Section IV of Annex A thereof, and, in the event of failure to comply, agrees to be subject to the sanctions applicable to such failure. Each and all of the provisions of the WSCC Reliability Criteria Agreement are hereby incorporated by reference into this Agreement as though set forth fully herein, and the Generator shall for all purposes be considered a Participant, and shall be entitled to all of the rights and privileges and be subject to all of the obligations of a Participant, under and in connection with the WSCC Reliability Criteria Agreement, including but not limited to the rights, privileges and obligations set forth in Sections 5, 6 and 10 of the WSCC Reliability Criteria Agreement.

4.2 Modifications to WSCC Reliability Criteria Agreement. The Transmission Operator shall notify the Generator within fifteen (15) days of the receipt of notice from the WSCC of the initiation of any WSCC process to modify the WSCC Reliability Criteria Agreement. The WSCC RMS Agreement specifies that such process shall comply with the procedures, rules, and regulations then applicable to the WSCC for modifications to reliability criteria.

4.3 Notice of Modifications to WSCC Reliability Criteria Agreement. If, following the process specified in Section 4.2, any modification to the WSCC Reliability Criteria Agreement is to take effect, the Transmission Operator shall provide notice to the Generator at least forty-five (45) days before such modification is scheduled to take effect.

4.4 Effective Date. Any modification to the WSCC Reliability Criteria Agreement shall take effect on the date specified by FERC in an order accepting such modification for filing.

4.5 Transfer of Control or Sale of Generation Facilities. In any sale or transfer of control of any generation facilities subject to this Agreement, the Generator shall as a condition of such sale or transfer require the acquiring party or transferee with respect to the transferred facilities either to assume the obligations of the Generator with respect to this Agreement or to enter into an agreement with the Control Area Operator in substantially the form of this Agreement.

                  5.  SANCTIONS

5.1 Payment of Monetary Sanctions. The Generator shall be responsible for payment directly to the WSCC of any monetary sanction assessed against the Generator pursuant to this Agreement and the WSCC Reliability Criteria Agreement. Any such payment shall be made pursuant to the procedures specified in the WSCC Reliability Criteria Agreement.

5.2 Publication. The Generator consents to the release by the WSCC of information related to the Generator's compliance with this Agreement only in accordance with the WSCC Reliability Criteria Agreement.

5.3 Reserved Rights. Nothing in the RMS or the WSCC Reliability Criteria Agreement shall affect the right of the Transmission Operator, subject to any necessary regulatory approval, to take such other measures to maintain reliability, including disconnection, which the Transmission Operator may otherwise be entitled to take.

          6.  THIRD PARTIES

Except for the rights and obligations between the WSCC and Generator specified in Sections 4 and 5, this Agreement creates contractual rights and obligations solely between the Parties. Nothing in this Agreement shall create, as between the Parties or with respect to the WSCC: (1) any obligation or liability whatsoever (other than as expressly provided in this Agreement), or (2) any duty or standard of care whatsoever. In addition, nothing in this Agreement shall create any duty, liability, or standard of care whatsoever as to any other party. Except for the rights, as a third-party beneficiary with respect to Sections 4 and 5, of the WSCC against Generator, no third party shall have any rights whatsoever with respect to enforcement of any provision of this Agreement. Transmission Operator and Generator expressly intend that the WSCC is a third-party beneficiary to this Agreement, and the WSCC shall have the right to seek to enforce against Generator any provisions of Sections 4 and 5, provided that specific performance shall be the sole remedy available to the
-------------
WSCC pursuant to this Agreement, and Generator shall not be liable to the WSCC pursuant to this Agreement for damages of any kind whatsoever (other than the payment of sanctions to the WSCC, if so construed), whether direct, compensatory, special, indirect, consequential, or punitive.

          7.  REGULATORY APPROVALS

This Agreement shall be filed with FERC by the Transmission Operator under
Section 205 of the Federal Power Act. In such filing, the Transmission Operator shall request that FERC accept this Agreement for filing without modification to become effective on the day after the date of a FERC order accepting this Agreement for filing. [This section shall be omitted for agreements not subject to FERC jurisdiction.]

          8.  NOTICES

Any notice, demand or request required or authorized by this Agreement to be given in writing to a Party shall be delivered by hand, courier or overnight delivery service, mailed by certified mail (return receipt requested) postage prepaid, faxed, or delivered by mutually agreed electronic means to such Party at the following address:

         _______:        _____________________________
                         _____________________________
                         _____________________________
                         _____________________________

                         Fax: ____________

         _______:        _____________________________
                         _____________________________
                         _____________________________
                         _____________________________

                         Fax: ____________

The designation of such person and/or address may be changed at any time by either Party upon receipt by the other of written notice. Such a notice served by mail shall be effective upon receipt. Notice transmitted by facsimile shall be effective upon receipt if received prior to 5:00 p.m. on a Working Day, and if not received prior to 5:00 p.m. on a Working Day, receipt shall be effective on the next Working Day.

          9.  APPLICABILITY

This Agreement (including all appendices hereto and, by reference, the WSCC Reliability Criteria Agreement) constitutes the entire understanding between the Parties hereto with respect to the subject matter hereof, supersedes any and all previous understandings between the Parties with respect to the subject matter hereof, and binds and inures to the benefit of the Parties and their successors.

          10. AMENDMENT

No amendment of all or any part of this Agreement shall be valid unless it is reduced to writing and signed by both Parties hereto. The terms and conditions herein specified shall remain in effect throughout the term and shall not be subject to change through application to the FERC or other governmental body or authority, absent the agreement of the Parties.

          11.  INTERPRETATION

Interpretation and performance of this Agreement shall be in accordance with, and shall be controlled by, the laws of the State of ______________ but without giving effect to the provisions thereof relating to conflicts of law. Article and section headings are for convenience only and shall not affect the interpretation of this Agreement. References to articles, sections and appendices are, unless the context otherwise requires, references to articles, sections and appendices of this Agreement.

          12.  PROHIBITION ON ASSIGNMENT

This Agreement may not be assigned by either Party without the consent of the other Party, which consent shall not be unreasonably withheld; provided that the Generator may without the consent of the WSCC assign the obligations of the Generator pursuant to this Agreement to a transferee with respect to any obligations assumed by the transferee by virtue of Section 4.5 of this Agreement.

          13.  SEVERABILITY

If one or more provisions herein shall be invalid, illegal or unenforceable in any respect, it shall be given effect to the extent permitted by applicable law, and such invalidity, illegality or unenforceability shall not affect the validity of the other provisions of this Agreement.

          14.  COUNTERPARTS

This Agreement may be executed in counterparts and each shall have the same force and effect as an original.

          IN WITNESS WHEREOF, the Transmission Operator and the Generator have each caused this Reliability Management System Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                    ____________________________________________



                                               By: _____________________________
                                                   Name:
                                                   Title:



                                    ____________________________________________



                                               By: _____________________________
                                                   Name:
                                                   Title: